                                                                     EXHIBIT 4.3

          THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW.

          BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OUTSIDE THE UNITED STATES PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) INSIDE THE UNITED STATES TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS
(A)(1), (A)(2), (A)(3) OR (A)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S

AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                         CONCENTRIC NETWORK CORPORATION

                               __________________

                     12 3/4% SENIOR NOTE DUE 2007, SERIES A

                                                           CUSIP NO. 20589R AA59

No. 1                                                               $150,000,000


          Concentric Network Corporation, a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of One Hundred Fifty Million United States dollars on December 18, 2007, at the office or agency of the Company referred to below, and to pay interest thereon from December 18, 1997, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on June 15 and December 15, in each year, commencing June 15, 1998 at the rate of 12 3/4% per annum, subject to adjustments as described in the second following paragraph, in United States dollars, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

          The Holder of this Series A Security is entitled to the benefits of the Registration Rights Agreement between the Company and the Initial Purchasers, dated December 18, 1997, pursuant to which, subject to the terms and conditions thereof, the Company is obligated to consummate the Exchange Offer pursuant to which the Holder of this Security shall have the right to exchange this Security for 12 3/4% Senior Notes due 2007, Series B (herein called the "Series B Securities") in like principal amount as provided therein. The Series A Securities and the Series B Securities are together referred to as the "Securities." The Series A Securities rank pari passu in right of payment with the Series B Securities.

          In the event that (a) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the date specified in the Registration Rights Agreement, (b) the Exchange Offer Registration Statement has not been declared effective on or prior to the date specified in the Registration Rights Agreement, (c) the Exchange Offer is not consummated or a Shelf Registration Statement is not declared effective, in either case, on or prior to the date specified in the Registration Rights Agreement, or (d) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of the Series A

Securities during the periods specified in the Registration Rights Agreement, without being succeeded immediately by a post effective amendment to such Registration Statement that cures such failure and that is itself declared effective within a five Business Day period after filing such post effective amendment (each such event referred to in clauses (a) through (d) above, a "Registration Default"), then commencing on the day following the date on which such Registration Default occurs, the interest rate borne by the Series A Securities shall be increased by one-half of one percent per annum for the 90-day period following such Registration Default, which rate will increase by one-half of one percent per annum with respect to each subsequent 90-day period up to a maximum of one and one half percent (1.50%) per annum until cured ("Additional Interest"). Following the cure of all Registration Defaults, the accrual of Additional Interest will cease and the interest rate will revert to the original rate.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture hereinafter referred to, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Series A Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by this Indenture not inconsistent with the requirements of such exchange, all as more fully provided in this Indenture.

          Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of the Security, will be made at the office or agency of the Company in The City of San Francisco maintained for that purpose (which initially will be a corporate trust office of the Trustee located at 101 California Street, Suite 2725, San Francisco, California 94111), or at such other office or agency as may be maintained for such purpose, or, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register, and provided, that payment by wire transfer of immediately available funds will be required with respect to principal of and interest on all Gobal Securities and all other Securities the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers and its corporate seal to be affixed or reproduced hereon.

                                    CONCENTRIC NETWORK CORPORATION


[Seal]                              By:
                                    Title:

Attest:


____________________________
     Authorized Officer


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the 12 3/4% Senior Notes due 2007, Series A referred to in the within-mentioned Indenture.

                                    CHASE MANHATTAN BANK AND TRUST COMPANY,
                                    NATIONAL ASSOCIATION,
                                       as Trustee



                                    By:  _________________________________
                                           Authorized Signer
Dated:

                       OPTION OF HOLDER TO ELECT PURCHASE

          If you wish to have this Security purchased by the Company pursuant to Section 1012 or Section 1014, as applicable, of the Indenture, check the
Box: [  ].

          If you wish to have a portion of this Security purchased by the Company pursuant to Section 1012 or Section 1014 as applicable, of the Indenture, state the amount (in original principal amount):

                               $ _______________.

Date:  ___________________         Your Signature:  _____________________

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:  __________________________________

[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

                         Concentric Network Corporation
                     12 3/4% Senior Note due 2007, Series A

          This Security is one of a duly authorized issue of Securities of the Company designated as its 12 3/4% Senior Notes due 2007, Series A (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $150,000,000, issued under and subject to the terms of an indenture (herein called the "Indenture") dated as of December 18, 1997, between the Company and Chase Manhattan Bank and Trust Company, National Association, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

          The Securities are subject to redemption at any time on or after December 15, 2002, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice, in amounts of $1,000 or an integral multiple thereof, at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning December 18 of the years indicated below:


                                                        Redemption
                   Year                                    Price
                   ----                                 ----------
                   2002.............................     106.375%
                   2003.............................     104.250%
                   2004.............................     102.125%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the rights of Holders of record on relevant record dates to receive interest due on an Interest Payment Date).

          In addition, at any time on or prior to December 15, 2000, the Company may, at its option, use the net proceeds of one or more Public Equity Offerings or the sale of Common Stock (other than Disqualified Stock) of the Company to a Strategic Investor in a single transaction or in a series of related transactions, to redeem up to an aggregate of 35% of the aggregate principal amount of Securities originally issued under the Indenture at a redemption price equal to 112.750% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that at least 65% aggregate principal amount of Securities remains outstanding immediately after the occurrence of such redemption. In order to effect the foregoing redemption, the Company must mail a notice of redemption no later than 45 days after the closing of the related Public Equity Offering and must consummate such redemption within 60 days of the closing of the Public Equity Offering.

          If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

          Upon the occurrence of a Change of Control, each Holder may require the Company to purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase, pursuant to a Change of Control Offer in accordance with the procedures set forth in the Indenture.

          Under certain circumstances, in the event the Net Cash Proceeds received by the Company from any Asset Sale, which proceeds are not used to repay any Pari Passu Indebtedness of the Company or any Subsidiary or invested in properties or other assets that replace the properties and assets that were the subject of the Asset Sale or which will be used in the Telecommunications Business, exceeds a specified amount the Company will be required to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking pari passu in right of payment to the Securities.

          In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

          In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders and certain amendments which require the consent of all the Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders under the Indenture and the Securities and the Guarantees at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of at least a majority in aggregate principal amount of the Securities (100% of the Holders in certain circumstances) at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and the Securities and the Guarantees and certain past Defaults under the Indenture and the Securities and the Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, any Guarantor or any other obligor on the Securities (in the event such Guarantor or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          Certificated securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the Rule 144A Global Securities or the Regulation S Global Securities if (x) the Depositary notifies the Company that it is unwilling or unable to continue as depository for such Global Security and a successor depository is not appointed by the Company within 90 days or (y) there shall have occurred and be continuing an Event of Default and the Security Registrar has received a request from the Depositary. Upon any such issuance, the Trustee is required to register such certificated Series A Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof). All such certificated Series A Securities would be required to include the Private Placement Legend.

          Series A Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Series A Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

          At any time when the Company is not subject to Sections 13 or 15(d) of the Exchange Act, upon the written request of a Holder of a Series A Security, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Series A Security who such Holder informs the Company is reasonably believed to be a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, any Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

          THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

          All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                           REGULATION S CERTIFICATE


          (For transfers pursuant to (S) 307(a)(i) of the Indenture)



Chase Manhattan Bank and Trust Company,
  National Association
101 California Street, Suite 2725
San Francisco, CA  94111

               Re: 12 3/4% Senior Notes due 2007 of Concentric Network Corporation (the "Securities")
                    ---------------------------------------------------

          Reference is made to the Indenture, dated as of December 18, 1997 (the "Indenture"), among Concentric Network Corporation (the "Company") and Chase Manhattan Bank and Trust Company, National Association, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

          This certificate relates to US$____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s). ___________________________

          CERTIFICATE No(s). _____________________

          The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so.
Such beneficial owner or owners are referred to herein collectively as the "Owner." The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Global Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

               (1) Rule 904 Transfers.  If the transfer is being effected in
                   ------------------
          accordance with Rule 904:

                   (A) the Owner is not a distributor of the Specified
               Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;


                   (B) the offer of the Specified Securities was not made
               to a person in the United States;

                   (C)  either:

                        (i)  at the time the buy order was
                   originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                        (ii) the transaction is being executed in,
                   on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market described in Section 902(a) of Regulation S and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                   (D) no directed selling efforts have been made in the
               United States by or on behalf of the Owner or any affiliate thereof;

                   (E) if the Owner is a dealer in securities, as defined
               in Section 2(12) of the Securities Act, or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the restricted period, then:

                        (i)  neither the Owner nor any person acting
                   on behalf of the Owner knows that the Transferee of the Specified Securities is a U.S. person; and

                        (ii) if the Owner or any person acting on
                   the Owner's behalf knows that the Transferee is a dealer, as defined in Section 2(12) of the Securities Act, or is a person receiving a selling concession, fee or other remuneration in respect of the Specified Securities, the Owner or a person acting on the Owner's behalf has sent to the Transferee a confirmation or other notice stating that the Specified Securities may be offered and sold during the Restricted Period only: (x) in accordance with Regulation S; (y) pursuant to registration of the Specified Securities under the Securities Act; or (z) pursuant to an available exemption from the registration requirements of the Securities Act; and

                   (F) the transaction is not part of a plan or scheme to
               evade the registration requirements of the Securities Act.

               (2) Rule 144 Transfers.  If the transfer is being effected
                   ------------------
          pursuant to Rule 144:

                   (A) the transfer is occurring after a holding period of
               at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                   (B) the transfer is occurring after a holding period of
               at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

               This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated:
                                _______________

                                        (Print the name of the Undersigned, as
                                        such term is defined in the third
                                        paragraph of this certificate.)


                    By:
                                         Name:
                                         Title:

                                        (If the Undersigned is a corporation,
                                        partnership or fiduciary, the title of
                                        the person signing on behalf of the
                                        Undersigned must be stated.)

                       RESTRICTED SECURITIES CERTIFICATE


          (For transfers pursuant to (S) 307(a)(ii) of the Indenture)


Chase Manhattan Bank and Trust Company,
  National Association
101 California Street, Suite 2725
San Francisco, CA  94111

               Re: 12 3/4% Senior Notes due 2007 of Concentric Network Corporation (the "Securities")
                    ---------------------------------------------------

          Reference is made to the Indenture, dated as of December 18, 1997 (the "Indenture"), among Concentric Network Corporation (the "Company") and Chase Manhattan Bank and Trust Company, National Association, as Trustee. Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

          This certificate relates to US$_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s). ___________________________

          ISIN No(s). If any. ____________________

          CERTIFICATE No(s). _____________________

          The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so.
Such beneficial owner or owners are referred to herein collectively as the "Owner". The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

          (1) Rule 144A Transfers.  If the transfer is being effected in
              -------------------
     accordance with Rule 144A:

               (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

               (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

          (2) Rule 144 Transfers.  If the transfer is being effected pursuant to
              ------------------
     Rule 144:

               (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

               (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated:
                                ______________

                                        (Print the name of the Undersigned, as
                                        such term is defined in the third
                                        paragraph of this certificate.)



              By:

                                         Name:

                                         Title:



                                        (If the Undersigned is a corporation,
                                        partnership or fiduciary, the title of
                                        the person signing on behalf of the
                                        Undersigned must be stated.)

                      UNRESTRICTED SECURITIES CERTIFICATE


         (For removal of Securities Act Legends pursuant to (S) 307(b))


Chase Manhattan Bank and Trust Company,
  National Association
101 California Street, Suite 2725
San Francisco, CA  94111

              Re: 12 3/4% Senior Notes due 2007 of Concentric Network Corporation (the "Securities")
                    ---------------------------------------------------

          Reference is made to the Indenture, dated as of December 18, 1997 (the "Indenture"), among Concentric Network Corporation (the "Company") and Chase Manhattan Bank and Trust Company, National Association, as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

          This certificate relates to US$_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s). ___________________________

          CERTIFICATE No(s). _____________________

          The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so.
Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be exchanged for Securities bearing no Private Placement Legend pursuant to Section 307(b) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated:
                                ______________

                                (Print the name of the Undersigned, as such term is defined in the third paragraph of this certificate.)


           By:

                                    Name:
                                    Title:

                                   (If the Undersigned is a corporation,
                                   partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                           [FORM OF TRANSFER NOTICE]


     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

-----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Please print or typewrite name and address including zip code of assignee)


--------------------------------------------------------------------------------

the within Security and all rights thereunder, hereby irrevocably constituting and appointing



--------------------------------------------------------------------------------

attorney to transfer such Security on the books of the Company with full power of substitution in the premises.



                    [THE FOLLOWING PROVISION TO BE INCLUDED
                  ON ALL CERTIFICATES FOR SERIES A SECURITIES
                       EXCEPT PERMANENT OFFSHORE PHYSICAL
                                 CERTIFICATES]


     In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration Statement or December 18, 1999, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                  [Check One]


[    ]    (a)  this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                      or

                                      --

[    ]    (b)  this Security is being transferred other than in accordance with
               (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.


If none of the foregoing boxes is checked, the Trustee or other Security Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 307 of the Indenture shall have been satisfied.


Date: _______________________

                                         _______________________________________
                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of the
                                         within-mentioned instrument in every
                                         particular, without alteration or any
                                         change whatsoever.

Signature Guarantee: _____________________________

[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:__________________  _________________________________________________
                              NOTICE:  To be executed by an authorized signatory

                         FORM OF TRANSFEREE CERTIFICATE

I or we assign and transfer this Security to:
--------------------------------------------
Please insert social security or other identifying number of assignee
---------------------------------------------------------------------



Print or type name, address and zip code of assignee and irrevocably appoint________________________________________________________________

[Agent], to transfer this Security on the books of the Company. The Agent may substitute another to act for him.


Dated  ____________________    Signed

(Sign exactly as name appears on the other side of this Security)


[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17 Ad-15]